                                                                      EXHIBIT 21

                        FIFTH THIRD BANCORP SUBSIDIARIES

                                                                                                  Jurisdiction
                                                                                                       of
Name                                                                                              Incorporation
----                                                                                              -------------
The Fifth Third Bank                                                                                 Ohio

         The Fifth Third Company                                                                     Ohio

         The Fifth Third Leasing Company                                                             Ohio

         Fifth Third Securities, Inc.                                                                Ohio

         Midwest Payment Systems, Inc.                                                               Ohio

         Fifth Third International Company                                                           Kentucky

            Fifth Third Trade Services Limited                                                       Hong Kong

Fifth Third Bank of Kentucky, Inc.                                                                   Kentucky

Fifth Third Bank of Northern Kentucky, Inc.                                                          Kentucky

The Fifth Third Bank of Columbus                                                                     Ohio

The Fifth Third Bank of Northwestern Ohio, National Association                                      Federal

The Fifth Third Bank of Southern Ohio                                                                Ohio

The Fifth Third Bank of Western Ohio                                                                 Ohio

Fifth Third Bank of Northeastern Ohio                                                                Ohio

The Fifth Third Bank of Central Indiana                                                              Indiana

Fifth Third Bank of Florida                                                                          Florida

Fifth Third Community Development Company                                                            Ohio

Fifth Third Investment Company                                                                       Ohio

Fountain Square Insurance Company                                                                    Arizona

Heartland Capital Management, Inc.                                                                   Indiana